                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[_] Definitive Proxy Statement                RULE 14A-6(E)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                            New England Zenith Fund
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                            New England Zenith Fund
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

[LETTERHEAD OF THE NEW ENGLAND(R) APPEARS HERE]

March 6, 1995

TO OWNERS OF NEVLICO'S VARIABLE LIFE INSURANCE POLICIES:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on April 10, 1995. At the Shareholders Meeting, New England Variable Life Insurance Company ("NEVLICO") will vote all shares of the Trust held in The New England Variable Life Separate Account which are attributable to NEVLICO's Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Trust deemed attributable to your Policy should be voted at the Shareholders Meeting.

You should give voting instructions only on proposals which relate to a series of the Trust in which your policy's cash value was invested on the record date for the Shareholders Meeting. The record date is February 10, 1995. If you give voting instructions on a proposal for which you are not eligible to vote, NEVLICO will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Policy will be voted by NEVLICO in proportion to the voting instructions received from all other NEVLICO Variable Life Policy Owners.

                                   New England Variable Life Insurance Company

[LETTERHEAD OF THE NEW ENGLAND(R) APPEARS HERE]

March 6, 1995

TO OWNERS OF NEVLICO'S VARIABLE LIFE INSURANCE POLICIES:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on Monday, April 10, 1995. At the Shareholders Meeting, New England Variable Life Insurance Company ("NEVLICO") will vote all shares of the Trust held in The New England Variable Life Separate Account which are attributable to NEVLICO'S Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Trust deemed attributable to your Policy should be voted at the Shareholders Meeting. Under certain circumstances, however, plan participants have the right to instruct Policy Owners as to how all or a portion of the votes attributable to a Policy are to be cast, and Policy Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR POLICIES TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR PLAN PARTICIPANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Policies will be voted by NEVLICO in proportion to the voting instructions received from all other Policy Owners.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the plan participant entitled to instruct the Policy Owner.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Policy under which votes are subject to instruction.

The Instruction Form is to be used by each plan participant to convey instructions to you as Policy Owner. INSTRUCTION FORMS COMPLETED BY YOUR PLAN PARTICIPANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM A PLAN PARTICIPANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE PLAN PARTICIPANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED PLAN PARTICIPANT LIST.

If no plan participants transmit voting instructions, or if the plan participants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Policies you must return an INSTRUCTION FORM signed by you, the Policy Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Mutual Life Insurance Company (617) 578-3566.

[LETTERHEAD OF NEW ENGLAND ANNUITIES APPEARS HERE]

March 6, 1995

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on April 10, 1995. At the Shareholders Meeting, New England Mutual Life Insurance Company ("The New England") will vote all shares of the Trust held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Trust deemed attributable to your Contract should be voted at the Shareholders Meeting.

You should give voting instructions only on proposals which relate to a series of the Trust in which your contract value was invested on the record date for the Shareholders Meeting. The record date is February 10, 1995. If you give voting instructions on a proposal for which you are not eligible to vote, The New England will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Contract will be voted by The New England in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

                                    New England Mutual Life Insurance Company

[LETTERHEAD OF NEW ENGLAND ANNUITIES APPEARS HERE]

March 6, 1995

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on Monday, April 10, 1995. At the Shareholders Meeting, New England Mutual Life Insurance Company ("The New England") will vote all shares of the Trust held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Trust deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Contracts will be voted by The New England in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the annuitant entitled to instruct the Contractholder.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contracts you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Mutual Life Insurance Company (617) 578-3566.